                                                              EXHIBIT 99.906CERT

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------------------

     In connection with the  shareholder  report of American  Century  Strategic
Asset  Allocations,  Inc. (the "Registrant") on Form N-CSR for the period ending
November 30, 2007 (the  "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:   January 6, 2008

                                 /s/ Jonathan S. Thomas
                                 ------------------------------------------
                                 Jonathan S. Thomas
                                 President
                                 (chief executive officer)

                                 /s/ Robert J. Leach
                                 ------------------------------------------
                                 Robert J. Leach
                                 Vice President, Treasurer, and
                                 Chief Financial Officer
                                 (chief financial officer)